UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): December 12, 2006

ALLIANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202

(Address of principal executive offices)	(Zip Code)

(315) 475-4478
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in the Registrant’s Certifying Accountant

(a) On December 12, 2006, the Audit Committee of the Board of Directors of Alliance Financial Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. PwC’s dismissal will become final once PwC completes its procedures regarding the Company’s audited financial statements for the year ending December 31, 2006 and the Form 10-K in which such financial statements will be included.

The audit reports of PwC on our consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the two most recent calendar years ended December 31, 2005 and 2004 and through December 12, 2006, there have been no disagreements between us and PwC on any matters of accounting principle or practice, financial statement disclosure, auditing scope or procedure, or any reportable events, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the years ended December 31, 2005 and 2004, and through December 12, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company.

We requested PwC to furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the above statements. A copy of PwC’s letter addressed to the SEC, dated December 18, 2006, is filed as Exhibit 16.1 to this Form 8-K.

The Company has engaged Crowe Chizek and Company LLC (“Crowe Chizek”) to serve as its new independent registered certified public accountants for 2007, subject to the finalization of Crowe Chizek’s routine due diligence procedures. Prior to the engagement of Crowe Chizek to provide the audit of the Company’s financial statements and the review of interim filings, the Company did not consult Crowe Chizek regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

Item 7.01. REGULATION FD DISCLOSURE

On December 14, 2006, we issued a press release announcing a cash dividend payable on January 10, 2007. That press release is furnished as Exhibit 99.1 to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 18, 2006.

99.1	Press Release dated December 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: December 18, 2006	By:	/s/ Jack H. Webb

Jack H. Webb Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 18, 2006.

99.1	Press Release Dated December 14, 2006.